SCHEDULE 14A
                                    (RULE 14a-101)*

                       INFORMATION REQUIRED IN PROXY STATEMENT
                               SCHEDULE 14A INFORMATION*

             PROXY STATEMENT PURSUANT TO SECTION 14(a)* OF THE SECURITIES
                                 EXCHANGE ACT OF 1934

   Filed by the Registrant [X]

   Filed by a Party other than the Registrant [ ]

   Check the appropriate box:

   [ ]  Preliminary Proxy Statement
   [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
   [X]  Definitive Proxy Statement
   [ ]  Definitive Additional Materials
   [ ]  Soliciting Material under Rule 14a-12


                           Community Financial Shares, Inc.
   ______________________________________________________________________
                   (Name of Registrant as Specified In Its Charter)

   ______________________________________________________________________
             (Name of Person(s) Filing Proxy Statement, if Other
                            than the Registrant)

   Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1) Title of each class of securities to which transaction applies:

             ____________________________________________________________

        (2)  Aggregate number of securities to which transaction applies:

             ____________________________________________________________

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

             ____________________________________________________________







        (4)  Proposed maximum aggregate value of transaction:

             ____________________________________________________________

        (5)  Total fee paid:

             ____________________________________________________________

   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)  Amount Previously Paid:

             ____________________________________________________________

        (2)  Form, Schedule or Registration Statement No.:

             ____________________________________________________________

        (3)  Filing Party:

             ____________________________________________________________

        (4)  Date Filed:

             ____________________________________________________________

   * EXPLANATORY NOTE: This proxy statement and the accompanying notice to shareholders and form of proxy are not required to be filed with the Securities and Exchange Commission ("SEC") pursuant to Rules 14a-2 or 14a-3 of the Securities Exchange Act of 1934. These materials are being furnished to the SEC as required by Form 10-KSB, and are not to be deemed filed with the SEC.







                      COMMUNITY FINANCIAL SHARES, INC.

                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                         To Be Held On May 22, 2003




   To the Stockholders of COMMUNITY FINANCIAL SHARES, INC.:

        You are cordially invited to attend the annual meeting of stockholders of COMMUNITY FINANCIAL SHARES, INC. to be held on Wednesday, May 22, 2003, at 7:00 p.m., local time, at Community Bank-Wheaton/Glen Ellyn, 100 N. Wheaton Avenue, Wheaton, Illinois.

        A proxy statement and form of proxy for the annual meeting accompany this notice. The annual meeting is for the purpose of considering and acting upon:

        1. The election of the directors of the Company to serve for a term of one year; and

        2. The transaction of such other business as may properly come before the annual meeting and any adjournment or postponement of the annual meeting.

        YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL SET FORTH IN THE ACCOMPANYING PROXY STATEMENT.

        Only stockholders of record at the close of business on April 14, 2003 may vote at the annual meeting or any adjournment or postponement thereof.

        The Company's annual report on Form 10-KSB for the year 2002 is enclosed for your convenience.

        Whether or not you plan to attend the annual meeting, please act promptly by marking, signing and dating the enclosed proxy card and returning it in the postage paid envelope provided. As described more fully in the accompanying proxy statement, if you attend the meeting, you may vote your shares in person, even if you have previously submitted a proxy in writing.


                                      By Order of the Board of Directors,



                                      Christopher P. Barton
                                      Secretary

   April 18, 2003







                      COMMUNITY FINANCIAL SHARES, INC.
                             357 ROOSEVELT ROAD
                            GLEN ELLYN, IL 60137
                             __________________

                    PROXY STATEMENT FOR ANNUAL MEETING OF
                   STOCKHOLDERS TO BE HELD ON MAY 22, 2003

        You are receiving this proxy statement and proxy card from us because you were an owner of record of shares of common stock in Community Financial Shares, Inc. as of April 14, 2003, the record date for the upcoming annual meeting of stockholders to be held on May 22, 2003. This proxy statement describes the proposal on which we would like you to vote at the annual meeting. It also gives you information so that you can make an informed voting decision. We first mailed this proxy statement and the form of proxy to stockholders on or about April 18, 2003.

        Community Financial Shares, Inc. is a bank holding company, which serves the financial needs of the communities of Wheaton and Glen Ellyn, Illinois. It is the parent company of Community
   Bank-Wheaton/Glen Ellyn, an Illinois state bank located in Wheaton and Glen Ellyn, Illinois.

                            VOTING AT THE MEETING

   DATE, TIME AND PLACE OF THE MEETING

        We will hold the annual meeting at Community Bank-Wheaton/Glen Ellyn, 100 N. Wheaton Avenue, Wheaton, Illinois, at 7:00 p.m., local time, on May 22, 2003.

   WHO CAN VOTE

        Record holders of the Company's common stock at the close of business on April 14, 2003 are entitled to notice of and to vote at the meeting. On the record date, 682,998 shares of common stock were issued and outstanding and held by approximately 499 holders of record.

   QUORUM FOR THE MEETING

        A quorum of stockholders is necessary to take action at the annual meeting. A majority of the outstanding shares of common stock of the Company, present in person or by proxy, will constitute a quorum. Votes cast by proxy or in person at the annual meeting will be tabulated by the inspectors of election appointed for the annual meeting. The inspectors of election will determine whether a quorum is present at the annual meeting. The inspectors of election will treat instructions to withhold authority, abstentions and broker non-votes as present and entitled to vote for purposes of determining the presence of a quorum. A broker non-vote occurs when a broker holding shares for a beneficial owner does not have authority to vote the shares. Since brokers have authority to vote on the proposal scheduled for consideration at the annual meeting, it is not anticipated that the will be any broker non-vote. In the event that a quorum is not present at the meeting, we expect that the meeting will be adjourned or postponed to solicit additional proxies.

   VOTES REQUIRED

        The eight nominees for director who receive the greatest number of votes cast in person or by proxy at the annual meeting will be elected directors of the Company. In all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the annual meeting and entitled to vote on the subject matter shall be required to constitute stockholder approval.

        You are entitled to one vote for each share you own on the record date on each matter to be considered at the meeting. A broker or other nominee will have discretionary authority to vote shares of common stock if the beneficial owner or other person entitled to vote those shares has not provided instructions.

        Instructions to withhold authority to vote will have no effect on the election of directors, because directors are elected by a plurality of votes cast. In all other matters other than the election of directors, any proxy marked "abstain" will have the effect of a vote against the proposal.

   HOW YOU CAN VOTE

        You may attend the annual meeting and vote your shares in person. You also may choose to vote by mail by completing the enclosed proxy card, dating and signing it, and returning it in the postage-paid envelope provided. If you sign your proxy card and return it without marking any voting instructions, your shares will be voted in favor of each of the proposals presented at the annual meeting.

        If you are a stockholder whose shares are held in "street name" (i.e., in the name of a broker, bank or other record holder) you must either direct the record holder of your shares how to vote your shares or obtain a proxy, executed in your favor, from the record holder to be able to vote at the annual meeting.

   HOW YOU MAY REVOKE OR CHANGE YOUR VOTE

        You can revoke your proxy at any time before it is voted at the annual meeting by any of the following methods:

        *    Submitting a later-dated proxy by mail.

        * Sending a written notice, including by telegram or telecopy, to the Secretary of the Company. You must send any written notice of a revocation of a proxy so as to be delivered before the taking of the vote at the meeting to:

             Community Financial Shares, Inc.
             357 Roosevelt Road
             Glen Ellyn, Illinois 60137
             Telecopy: 1-630-545-0399
             Attention: Secretary

        * Attending the annual meeting and voting in person. Your attendance at the annual meeting will not in and of itself revoke your proxy. You must also vote your shares at the meeting. If your shares are held in the name of a bank, broker or other record holder, you must obtain a proxy, executed in your favor, from the record holder to be able to vote at the annual meeting.

   COSTS OF SOLICITATION

        The Company will pay the costs of soliciting proxies. In addition to solicitation by mail, the directors, officers and employees of the Company may also solicit proxies from stockholders by telephone, telecopy, telegram, or in person. Upon request, the Company will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in sending the proxy materials to beneficial owners.

                     PROPOSAL 1 - ELECTION OF DIRECTORS

        The Company's Board of Directors is currently comprised of eight directors who are annually elected for a one-year term. The Board of Directors has nominated William F. Behrmann, H. David Clayton, Donald
   H. Fischer, Raymond A. Dieter, Jr., Harold W. Gaede, Joseph S. Morrissey, John M. Mulherin and E. Lawrence Young for election as directors at the annual meeting. If elected, Mr. Behrmann, Dr. Clayton, Dr. Dieter, Mr. Fischer, Mr. Gaede, Dr. Morrissey, Mr. Mulherin and Mr. Young will serve as directors until the annual meeting of stockholders to be held in 2004 and until their successors have been duly elected and qualified.

        Proxies will be voted, unless otherwise indicated, for the election of the eight nominees for director. Proxies will be voted in a discretionary manner should any nominee be unable to serve. All of the nominees are currently serving as directors of the Company and have consented to serve.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE NOMINEES FOR ELECTION AS DIRECTORS.

        Information about the nominees is set forth below. The dates shown for service as a director of the Company include service as a director of the predecessor of the Company prior to December 2000.

                                                                DIRECTOR
                       NAME AND BACKGROUND                        SINCE
                  ------------------------------                --------
    William F. Behrmann, age 60, has been owner and Vice-
    President of McChesney & Miller, Inc., located in Glen
    Ellyn, Illinois (a grocery store and market) since October
    1959......................................................    1994

    H. David Clayton, DVM, age 64, has been a veterinarian at
    Glen Ellyn Animal Hospital, located in Glen Ellyn,
    Illinois (a veterinary medical and surgery clinic) since
    May 1966, President of Glen Ellyn Animal Hospital since
    1986......................................................    1994

    Raymond A. Dieter, Jr., MD, age 68, has been a surgeon
    with the Glen Ellyn (DuPage) Medical Group, located in
    Glen Ellyn, Illinois (a surgery and health care clinic)
    since 1969.  Dr. Dieter has also been President of the
    Center for Surgery, located in Glen Ellyn, Illinois (an
    outpatient and surgery clinic) since 1990.................    1994

    Donald H. Fischer, age 67, has been Chairman, President
    and Chief Executive Officer of Community Financial Shares,
    Inc., located in Glen Ellyn, Illinois (a bank holding
    company) since July, 2000.  Mr. Fischer has also been
    Chairman, President and Chief Executive Officer of
    Community Bank-Wheaton/Glen Ellyn, located in Wheaton,
    Illinois and Glen Ellyn Illinois (an Illinois state-
    chartered bank) since March 1994.  On March 19, 2003, Mr.
    Fischer assumed the additional office of Chief Financial
    Officer and the role of General Accounting Officer........    1994

    Harold W. Gaede, age 74, has been the owner and President
    of Gaede's, Inc. located in Wheaton, Illinois (a chain of
    retail stores) since March 1954...........................    1994

    Joseph S. Morrissey, DDS, age 63, has been a dentist and
    has owned and operated Dental Health of Wheaton, located
    in Wheaton, Illinois (a dental clinic) since 1978.........    1994

    John M. Mulherin, age 60, is a principal of Mulherin,
    Rehfeldt & Varchetto P.C., Attorneys at Law, located in
    Wheaton, Illinois (a partnership engaged in the practice
    of law) since 1991, President since 1997..................    1995

    E. Lawrence Young, age 74, has been the owner and Chairman of Young's Appliance, located in Glen Ellyn, Illinois (a
    retail store) since 1960..................................    1994


   INFORMATION REGARDING BOARD OF DIRECTORS AND COMMITTEES

        The Company's Board of Directors held fourteen meetings during 2002. The Board of Directors of the Company currently has two standing committees.

   COMPENSATION OF DIRECTORS

        Directors of the Company were paid a fee of $600 for each Board meeting attended in 2002. Last year the Board of Directors met fourteen times. Non-employee directors of the Company are eligible to receive options to purchase shares of common stock under the Community Financial Shares, Inc. Option Plan. Under the Option Plan, each non-employee director received an automatic grant of an option to purchase 1,500 shares of common stock at the time he or she was first elected or appointed as a director of the Company. All options are granted at the market value of the common stock on the date of the grant and become exercisable in annual cumulative installments, commencing one year from the date of grant, with full vesting occurring on the fifth anniversary of the date of grant. The directors of the Company may also participate in a director's retainer retirement program. This program provides each director with 10 annual payments beginning at age 75. The amount of the annual benefit varies based on the number of years each director has served on the Company's board.

                             EXECUTIVE OFFICERS

        The Company currently has three executive officers.

   Name                     Age  Present Position with the Company
   ----                     ---  ---------------------------------
   Donald H. Fischer        67   Chairman of the Board, President, Chief
                                 Executive Officer & Chief Financial
                                 Officer, General Accounting Officer
                                 (Principal Executive)

   Christopher P. Barton    42   Vice President and Secretary

   William W. Mucker        42   Vice President and Assistant Secretary

        Donald H. Fischer has been Chairman, President and Chief
   Executive Officer of Community Financial Shares, Inc. since July 2000. Mr. Fischer has also been Chairman, President and Chief Executive Officer of Community Bank-Wheaton/Glen Ellyn since March 1994. In March 2003, Mr. Fischer assumed the additional offices of Chief Financial Officer and General Accounting Officer.

        Christopher P. Barton has been Vice President, Assistant Secretary and General Accounting Officer of Community Financial Shares, Inc. since July 2000. In March 2003, he ceased to be the General Accounting Officer and assumed the duties of Secretary of the Company. Mr. Barton has also been Senior Vice President and Assistant Secretary of Community Bank-Wheaton/Glen Ellyn since October 1998. In March 2003, he assumed the duties of Secretary of the Bank.

        William W. Mucker became Vice President and Assistant Secretary of Community Financial Shares, Inc. (a bank holding company) in February 2003. Mr. Mucker also became Senior Vice President and Chief Credit Officer of Community Bank-Wheaton/Glen Ellyn (an Illinois state-chartered bank) in February 2003. Prior thereto, he was Executive Vice President and Chief Credit Officer of Bloomingdale Bank & Trust Co. (an Illinois state-chartered bank) from April 1999 until January 2003. Prior thereto, Mr. Mucker was Vice President at National Bank of Canada from December 1992 through April 1999.

                           EXECUTIVE COMPENSATION

   SUMMARY

   The following table shows the compensation of the Company's Chief Executive Officer and the three other most highly compensated officers during 2002 (the "Named Officers") for the fiscal years ended December 31, 2002, 2001 and 2000.

                         SUMMARY COMPENSATION TABLE

                                                                                      Long-Term
                                                                                    Compensation
                                                       Annual Compensation             Awards
                                                       -------------------          ------------
      Name and Principal                                                             Securities           All Other
      Positions as of                                Salary           Bonus          Underlying         Compensation
      December 31, 2002                Year            ($)             ($)           Options (#)           ($)(1)
      ------------------------         ----          ------           -----          -----------        ------------
      Donald H. Fischer,               2002         $181,500          $40,528                0             $22,365
      Chairman, President,             2001          175,000           36,969                0              22,391
      Chief Executive Officer          2000          162,300           24,308                0              19,512

      Mark S. Daniels,(2)              2002          $98,200          $10,086                0              $9,752
      Vice President and               2001           93,500           18,034                0              12,299
      Secretary                        2000           85,800           11,813                0               9,940

      Christopher P. Barton,           2002          $98,200          $20,644                0             $11,244
      Vice President, Assistant        2001           93,800           19,333                0              13,323
      Secretary and General            2000           89,800           12,847                0              10,765
      Accounting Officer

      Mary King Wilson,(3)             2002          $90,500          $20,344                0              $5,442
      Vice President, Assistant        2001           54,237           11,045            2,200                   0
      Secretary & Chief
      Financial Officer

     ________________________
     (1)      The compensation reported represents Company contributions to the Company's Profit Sharing Plan and the
              Company's 401(k) Plan.  For 2002, the Company's contributions were as follows: Mr. Fischer - $20,565 profit sharing and $1,800 401(k) match; Mr. Daniels - 9,457 profit sharing and $295 401(k) match; Mr. Barton -
              $11,097 profit sharing and $147 401(k) pension; Ms. King Wilson - 4,010 profit sharing and $1,432 401(k)
              match.

     (2)      Employment ended on February 28, 2003

     (3)      Employment ended on March 21, 2003

     OPTION GRANTS IN 2002

        No options to purchase the Company's common stock were granted to any of the Named Officers during 2002.

   OPTION EXERCISES IN 2002

        The table below sets forth certain information for fiscal year 2002 concerning the exercise of options to purchase shares of common stock granted under the Option Plan by each of the Named Officers and the value of unexercised options granted under the Option Plan held by each of the Named Officers as of December 31, 2002.

         AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL
                           YEAR-END OPTION VALUES


                                   Shares                         Number of Securities            Value of Unexercised
                                  Acquired                       Underlying Unexercised               In-the-Money
                                     on           Value                Options at                      Options at
                                  Exercise       Realized          Fiscal Year-End (#)           Fiscal Year-End ($)(2)
                                  --------       --------        ----------------------          ----------------------
      Name                          (#)           ($)(1)       Exercisable    Unexercisable    Exercisable    Unexercisable
      ----                          ---           ------       -----------    -------------    -----------    -------------
      Donald H. Fischer              0              0                 0               0               $ 0            $ 0
      Mark S. Daniels                0              0             1,370             830            31,962         19,364
      Christopher P. Barton          0              0               800           1,400            12,050         21,000
      Mary E. King Wilson            0              0               150           2,050             1,350         18,450

     ________________________
     (1)      Represents the difference between the price of the common stock on the date of the exercise and the option exercise price multiplied by the number of shares acquired on exercise.
     (2)      Represents the difference between $35.00 (the price at which common stock last traded prior to December 31,
              2002) and the option exercise price multiplied by the number of shares of common stock covered by the options held.

   CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        The Company, through its subsidiary, Community Bank-Wheaton/Glen Ellyn, has made loans in the past to, and, assuming continued satisfaction of generally applicable credit standards, expects to continue to make loans to, directors, executive officers and their associates (i.e., corporations or organizations for which they serve as officers or directors or in which they have beneficial ownership interests of ten percent or more). These loans have all been made in the ordinary course of the Bank's business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features.

        The eight directors of the Company are all partners in Lakeside Partners Partnership (the "Partnership"), which was the titleholder to a parcel of property adjacent to, and immediately east of the Bank's Glen Ellyn, Illinois facility. The Partnership purchased this property in 1999 for $525,000 for the purpose of holding it until the property could be acquired by the Bank. The Partnership sold this property to the Bank for $620,000, its market value, on August 1, 2001. The appropriate regulatory authority reviewed the transaction, and the fair market value of the property was determined by an independent appraisal of the property.

        On April 8, 2002 Lakeside Partners Partnership entered in to a contract for the option to purchase land for a possible branch location for the Company. On April 18, 2002, the Partnership entered into a second contract for the option to purchase two additional parcels which are contiguous to the April 8th contracted parcel. In November 2002, the Company entered into a contract for the option to purchase land on a fifth parcel, which is also contiguous to the aforementioned Partnership properties. On March 19, 2003 the Company approved the purchase of all five parcels of land as a future branch location for the Company for a total of $500,000. The Company is in the process of assuming the contractual rights and obligations from the Partnership at no additional cost, but will pay a nominal interest rate (6% per annum) for the use of the Partnership funds that were used as earnest monies. The Company expects to complete the purchase transaction in April 2003.

   CHANGE IN CONTROL AGREEMENTS

        The Company has entered into change-of-control letter agreements with certain executive officers. Please see Item 10, "Executive Compensation", in the accompanying annual report on Form 10-KSB for additional information.

   RETIREMENT PLAN

        The Company maintains a profit sharing/401(k) plan, which covers substantially all employees. Employees may contribute up to 15% of their compensation, as defined, to the plan. Employer contributions to the plan are determined at the discretion of the Board of Directors. Annual employer contributions are charged to expense. Profit sharing/401(k) expense was $149,000 and $146,000 in 2002 and 2001, respectively.

        The Company also maintains a nonqualified retirement program for directors. Expense for the directors' retirement program was $48,421 and $22,000 in 2002 and 2001, respectively.

        Under agreements with the Company, certain members of the Board of Directors have elected to defer their directors' fees. The cumulative amount of deferred directors' fees (included in other liabilities on the Company's balance sheet) was $240,000 and $174,000 at December 31, 2002 and 2001, respectively. The liabilities for the nonqualified retirement program for directors and for directors' deferred fees are not secured by any assets of the Company. Deferred directors' fees accounts are credited with interest at 7%.

   STOCK OPTION PLAN

        In 1996, the Company adopted a nonqualified stock option plan ("the Plan") to attract, retain, and reward senior officers and directors and provide them with an opportunity to acquire or increase their ownership interest in the Company. The Plan was amended in 1999 and 2001. Under terms of the Plan, options for 40,400 shares of common stock were authorized for grant. At December 31, 2002, 7,180 options were available for future grants. Options cannot be granted at exercise prices less than the fair market value of the stock at the grant date. Options granted under the Plan vest incrementally over periods of 5 to 10 years. The options also vest when the recipient attains age 72 or in the event of a change of control (as defined). The term of each option is ten years.

   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        In April 2003, the Audit Committee of the Board of Directors of Community Financial Shares, Inc. ("the Company") notified BKD LLP that they have been engaged to serve as the Company's independent public accountants, and notified Crowe Chizek and Company LLC that they have been dismissed and replaced by BKD LLP as the Company's independent public accountants, effective immediately.

                          VOTING SECURITY OWNERSHIP
                 OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        As of March 1, 2003, the Company had approximately 681,528 shares of common stock issued and outstanding and held by approximately 497 holders of record.

   (a)  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

        The Company knows of no persons or groups which are beneficial owners of more than five percent of the outstanding common stock.

   (b)  SECURITY OWNERSHIP OF MANAGEMENT

        The following table indicates, as of March 1, 2003, the number of shares of common stock beneficially owned by each director of the Company, the Named Executive Officers of the Company, and all directors and executive officers of the Company as a group.

                                                                            Common Stock Beneficially
                                                                              Owned on March 1, 2003
                                                                            -------------------------
                                                                  Number of                    Percent of Common Stock
      Name of Beneficial Owner                                      Shares                           Outstanding
      ------------------------                                    ---------                    -----------------------
      William F. Behrmann........................                   3,398(1)                                0.5%
      H. David Clayton, DVM......................                  12,041(2)                                1.8%
      Raymond A. Dieter, Jr., MD.................                   2,878(3)                                0.4%
      Donald H. Fischer..........................                  24,210                                   3.6%
      Harold Gaede...............................                   3,526(1)(4)                             0.5%
      Joseph S. Morrissey, DDS...................                  21,139(5)                                3.1%
      John M. Mulherin...........................                   3,172(1)(6)                             0.5%
      E. Lawrence Young..........................                   6,620                                   1.0%
      Mark S. Daniels............................                   1,870(1)(7)                             0.3%
      Christopher P. Barton......................                   8,930(1)                                1.3%
      Mary E. King Wilson........................                     150(1)(9)                             0.0%
      ALL DIRECTORS AND EXECUTIVE OFFICERS AS A
      GROUP (11 PERSONS).........................                  87,934(1)(8)                            12.9%

     _________________________
     (1)      Includes shares issuable pursuant to stock options currently exercisable within 60 days of March 1, 2003 as follows: Mr. Behrmann, 900 shares; Mr. Gaede, 100 shares; Mr. Mulherin, 900 shares; Mr. Daniels, 1,370 shares; Mr. Barton, 800 shares: Ms. King Wilson, 150 shares; and all directors and executive officers as a group, 5,050 shares.

     (2)      Includes 6,021 shares held in a trust over which Dr. Clayton is trustee.

     (3)      Includes 1,288 shares held in a trust of which Dr. Dieter is trustee.

     (4)      Includes 3,426 shares held in a trust of which Mr. Gaede is trustee.

     (5)      Includes 14,678 shares held in joint tenancy over which Dr. Morrissey has shared investment and voting power.
              Also includes 3,950 shares held in an employee retirement plan.

     (6)      Includes 1,056 shares held in joint tenancy over which Mr. Mulherin has shared investment and voting power and 604 shares held by Mr. Mulherin's wife in an IRA.

     (7)      Includes 500 shares held in joint tenancy over which Mr. Daniels has shared investment and voting power.  Mr.
              Daniels' employment ended on February 28, 2003.

     (8)      Each individual can be reached at 357 Roosevelt Road, Glen Ellyn, IL 60137.

     (9)      Ms. King Wilson's employment ended March 21, 2003.

     (c)  CHANGES IN CONTROL

   Management of the Company is not aware of any arrangements, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

                STOCKHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

        Proposals will be considered timely and may be eligible for presentation at the Company's 2004 meeting if they are received by the Company in the form of a written notice no later than March 16, 2004.

                               OTHER BUSINESS

        The Board of Directors does not know of any business to be brought before the annual meeting other than the matters described in the notice of annual meeting. However, if a stockholder properly brings any other matters for action, each person named in the accompanying proxy intends to vote the proxy in accordance with his judgment on such matters.

                               By Order of the Board of Directors,


                               Christopher P. Barton
                               Secretary


   April 18, 2003

        A COPY OF THE COMPANY'S 2002 ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-KSB HAS BEEN FURNISHED WITH THIS PROXY STATEMENT. COPIES OF THE EXHIBITS TO THE 2002 FORM 10-KSB WILL BE FURNISHED TO REQUESTING STOCKHOLDERS UPON PAYMENT OF THE COMPANY'S EXPENSES IN FURNISHING SUCH EXHIBITS.

                      COMMUNITY FINANCIAL SHARES, INC.

          THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE
                 ANNUAL MEETING OF STOCKHOLDERS MAY 22, 2003

                  PLEASE COMPLETE, DATE, SIGN AND MAIL THE
        DETACHED PROXY CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE

   WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES TO WHICH IT RELATES WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THE SHARES WILL BE VOTED FOR ELECTION OF ALL NOMINEES FOR DIRECTOR LISTED ON THE REVERSE SIDE OF THIS CARD.

   By signing this proxy card you acknowledge receipt of the Notice of Annual Meeting of Stockholders to be held May 22, 2003 and the Proxy Statement dated April 18, 2003.


                                 Signature ______________________________



                                 Signature ______________________________


                                         Date _____________________, 2003

   Please sign exactly as name/s appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, or guardian, please give full title as such. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized partner. The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournments thereof. As described more fully in the accompanying proxy statement, you may revoke this proxy by submitting a later-dated proxy or written notice, or by attending the annual meeting and voting your shares in person.

                      COMMUNITY FINANCIAL SHARES, INC.
       Proxy Solicited by the Board of Directors for Annual Meeting of
                    Stockholders to be held May 22, 2003

   The undersigned hereby appoints Donald H. Fischer, Harold W. Gaede and
   E. Lawrence Young, and each of them individually, as proxies, with the powers the undersigned would possess if personally present, and with full power of substitution, to vote at the Annual Meeting of Stockholders of COMMUNITY FINANCIAL SHARES, INC. to be held May 22, 2003, and at any adjournments thereof, on the following proposals:

                                                                                                          WITH-
                                                                                                   FOR    HOLD     FOR ALL
       (1) Election of Directors                                                                   ALL   FOR ALL   EXCEPT

       Nominees:
         Donald H. Fischer    William F. Behrmann    H. David Clayton    Raymond A. Dieter, Jr.
         Harold W. Gaede      Joseph S. Morrissey    John M. Mulherin    E. Lawrence Young         / /     / /       / /

       INSTRUCTION: To withhold your vote for any individual nominee(s), insert the name of such nominee(s) on the line provided below:
     ____________________________________________________________________________________________________________________


   The proxies named above are authorized to vote in their discretion with respect to other matters that properly come before the Annual Meeting or any adjournment of the Annual Meeting. As of April 18, 2003, Community Financial Shares, Inc. does not know of any such other matters to be presented at the Annual Meeting.

   You are encouraged to specify your choice by marking the appropriate box, but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendations. Your shares cannot be voted by the proxies unless you sign, date and return this card.

                                                         SEE REVERSE SIDE